Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapitalbank.com

MEDIA CONTACT
Julia Monter, 469.399.8425
julia.monter@texascapitalbank.com
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES FIRST QUARTER 2025 RESULTS
First quarter 2025 net income of $47.0 million and net income available to common stockholders of $42.7 million, or $0.92 per diluted share
Strong balance sheet growth with total deposits increasing 9% and total loans growing 7% year-over-year
Book Value and Tangible Book Value(1) per share both increasing 11% year-over-year, reaching record levels
Capital ratios continue to be strong, including 11.6% CET1 and 15.6% Total Capital
DALLAS - April 17, 2025 - Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced operating results for the first quarter of 2025.
“We continue to leverage our diversified product suite and financially resilient balance sheet to effectively support our clients’ objectives,” said Rob C. Holmes, Chairman, President & CEO. “With significant year-over-year improvements to many key financial and operating metrics, we remain focused on achieving published financial targets in the back-half of this year.”

	1st Quarter	4th Quarter	1st Quarter
(dollars in thousands except per share data)	2025	2024	2024
OPERATING RESULTS
Net income	$47,047	$71,023	$26,142
Net income available to common stockholders	$42,734	$66,711	$21,829
Pre-provision net revenue(3)	$77,458	$111,522	$53,935
Diluted earnings per common share	$0.92	$1.43	$0.46
Diluted common shares	46,616,704	46,770,961	47,711,192
Return on average assets	0.61%	0.88%	0.36%
Return on average common equity	5.56%	8.50%	3.03%

OPERATING RESULTS, ADJUSTED(2)
Net income	$47,047	$71,023	$33,898
Net income available to common stockholders	$42,734	$66,711	$29,585
Pre-provision net revenue(3)	$77,458	$111,522	$63,953
Diluted earnings per common share	$0.92	$1.43	$0.62
Diluted common shares	46,616,704	46,770,961	47,711,192
Return on average assets	0.61%	0.88%	0.47%
Return on average common equity	5.56%	8.50%	4.11%

BALANCE SHEET
Loans held for investment	$17,654,243	$17,234,492	$16,677,691
Loans held for investment, mortgage finance	4,725,541	5,215,574	4,153,313
Total loans held for investment	22,379,784	22,450,066	20,831,004
Loans held for sale	—	—	37,750
Total assets	31,375,749	30,731,883	29,180,585
Non-interest bearing deposits	7,874,780	7,485,428	8,478,215
Total deposits	26,053,034	25,238,599	23,954,037
Stockholders’ equity	3,429,774	3,367,936	3,170,662

(1)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(3)    Net interest income plus non-interest income, less non-interest expense.

FIRST QUARTER 2025 COMPARED TO FOURTH QUARTER 2024
For the first quarter of 2025, net income available to common stockholders was $42.7 million, or $0.92 per diluted share, compared to $66.7 million, or $1.43 per diluted share, for the fourth quarter of 2024.
Provision for credit losses for the first quarter of 2025 was $17.0 million, compared to $18.0 million for the fourth quarter of 2024. The $17.0 million provision for credit losses recorded in the first quarter of 2025 resulted primarily from an increase in criticized loans and $9.8 million in net charge-offs, as well as uncertainty in the economic outlook.
Net interest income was $236.0 million for the first quarter of 2025, compared to $229.6 million for the fourth quarter of 2024, as a decrease in funding costs was partially offset by a decrease in average earning assets. Net interest margin for the first quarter of 2025 was 3.19%, an increase of 26 basis points from the fourth quarter of 2024. LHI, excluding mortgage finance, yields increased 3 basis points from the fourth quarter of 2024 and LHI, mortgage finance, yields increased 20 basis points from the fourth quarter of 2024. Total cost of deposits was 2.76% for the first quarter of 2025, a 5 basis point decrease from the fourth quarter of 2024.
Non-interest income for the first quarter of 2025 decreased $9.6 million compared to the fourth quarter of 2024 primarily due to a decrease in investment banking and advisory fees.
Non-interest expense for the first quarter of 2025 increased $30.9 million, or 18%, compared to the fourth quarter of 2024, primarily due to an increase in salaries and benefits, primarily as a result of the effect of seasonal payroll expenses that peak in the first quarter.
FIRST QUARTER 2025 COMPARED TO FIRST QUARTER 2024
Net income available to common stockholders was $42.7 million, or $0.92 per diluted share, for the first quarter of 2025, compared to $21.8 million, or $0.46 per diluted share, for the first quarter of 2024.
The first quarter of 2025 included a $17.0 million provision for credit losses, reflecting an increase in criticized loans, $9.8 million in net charge-offs and uncertainty in the economic outlook, compared to a $19.0 million provision for credit losses for the first quarter of 2024.
Net interest income increased to $236.0 million for the first quarter of 2025, compared to $215.0 million for the first quarter of 2024, primarily due to an increase in average total LHI and a decrease in funding costs, partially offset by an increase in average interest bearing liabilities and a decrease in earning asset yields. Net interest margin increased 16 basis points to 3.19% for the first quarter of 2025, as compared to the first quarter of 2024. LHI, excluding mortgage finance, yields decreased 41 basis points compared to the first quarter of 2024 and LHI, mortgage finance yields increased 33 basis points from the first quarter of 2024. Total cost of deposits decreased 21 basis points compared to the first quarter of 2024.
Non-interest income for the first quarter of 2025 increased $3.1 million compared to the first quarter of 2024 primarily due to increases in service charges on deposit accounts, trading income and other non-interest income, partially offset by a decrease in investment banking and advisory fees.
Non-interest expense for the first quarter of 2025 increased $627,000 compared to the first quarter of 2024, primarily due to increases in salaries and benefits and communications and technology expense, partially offset by a decrease in Federal Deposit Insurance Corporation (“FDIC”) expense. The first quarter of 2024 included $3.0 million in additional FDIC special assessment expense.
CREDIT QUALITY
Net charge-offs of $9.8 million were recorded during the first quarter of 2025, compared to net charge-offs of $12.1 million and $10.8 million during the fourth quarter of 2024 and the first quarter of 2024, respectively. Criticized loans totaled $762.9 million at March 31, 2025, compared to $714.0 million at December 31, 2024 and $859.5 million at March 31, 2024. Non-accrual LHI totaled $93.6 million at March 31, 2025, compared to $111.2 million at December 31, 2024 and $92.8 million at March 31, 2024. The ratio of non-accrual LHI to total LHI for the first quarter of 2025 was 0.42%, compared to 0.50% for the fourth quarter of 2024 and 0.45% for the first quarter of 2024. The ratio of total allowance for credit losses to total LHI was 1.48% at March 31, 2025, compared to 1.45% and 1.46% at December 31, 2024 and March 31, 2024, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of March 31, 2025. CET1, tier 1 capital, total capital and leverage ratios were 11.6%, 13.1%, 15.6% and 11.8%, respectively, at March 31, 2025, compared to 11.4%, 12.8%, 15.4% and 11.3%, respectively, at December 31, 2024 and 12.4%, 13.9%, 16.6% and 12.4%, respectively, at March 31, 2024. At March 31, 2025, our ratio of tangible common equity to total tangible assets was 10.0%, compared to 10.0% at December 31, 2024 and 9.8% at March 31, 2024.
During the first quarter of 2025, the Company repurchased 396,106 shares of its common stock for an aggregate purchase price, including excise tax expense, of $31.2 million, at a weighted average price of $78.25 per share.

About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly-owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio, and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including recent trade policies and their impact on our customers; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global conflict (including those already reported by the media, as well as others that may arise), or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2025	2024	2024	2024	2024
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$427,289	$437,571	$452,533	$422,068	$417,378
Interest expense	191,255	207,964	212,431	205,486	202,369
Net interest income	236,034	229,607	240,102	216,582	215,009
Provision for credit losses	17,000	18,000	10,000	20,000	19,000
Net interest income after provision for credit losses	219,034	211,607	230,102	196,582	196,009
Non-interest income	44,444	54,074	(114,771)	50,424	41,319
Non-interest expense	203,020	172,159	195,324	188,409	202,393
Income/(loss) before income taxes	60,458	93,522	(79,993)	58,597	34,935
Income tax expense/(benefit)	13,411	22,499	(18,674)	16,935	8,793
Net income/(loss)	47,047	71,023	(61,319)	41,662	26,142
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income/(loss) available to common stockholders	$42,734	$66,711	$(65,632)	$37,350	$21,829
Diluted earnings/(loss) per common share	$0.92	$1.43	$(1.41)	$0.80	$0.46
Diluted common shares	46,616,704	46,770,961	46,608,742	46,872,498	47,711,192
CONSOLIDATED BALANCE SHEET DATA
Total assets	$31,375,749	$30,731,883	$31,629,299	$29,854,994	$29,180,585
Loans held for investment	17,654,243	17,234,492	16,764,512	16,700,569	16,677,691
Loans held for investment, mortgage finance	4,725,541	5,215,574	5,529,659	5,078,161	4,153,313
Loans held for sale	—	—	9,022	36,785	37,750
Interest bearing cash and cash equivalents	3,600,969	3,012,307	3,894,537	2,691,352	3,148,157
Investment securities	4,531,219	4,396,115	4,405,520	4,388,976	4,414,280
Non-interest bearing deposits	7,874,780	7,485,428	9,070,804	7,987,715	8,478,215
Total deposits	26,053,034	25,238,599	25,865,255	23,818,327	23,954,037
Short-term borrowings	750,000	885,000	1,035,000	1,675,000	750,000
Long-term debt	660,521	660,346	660,172	659,997	859,823
Stockholders’ equity	3,429,774	3,367,936	3,354,044	3,175,601	3,170,662

End of period shares outstanding	46,024,933	46,233,812	46,207,757	46,188,078	46,986,275
Book value per share	$68.00	$66.36	$66.09	$62.26	$61.10
Tangible book value per share(1)	$67.97	$66.32	$66.06	$62.23	$61.06
SELECTED FINANCIAL RATIOS
Net interest margin	3.19%	2.93%	3.16%	3.01%	3.03%
Return on average assets	0.61%	0.88%	(0.78)%	0.56%	0.36%
Return on average assets, adjusted(4)	0.61%	0.88%	1.00%	0.57%	0.47%
Return on average common equity	5.56%	8.50%	(8.87)%	5.26%	3.03%
Return on average common equity, adjusted(4)	5.56%	8.50%	10.04%	5.31%	4.11%
Efficiency ratio(2)	72.4%	60.7%	155.8%	70.6%	79.0%
Efficiency ratio, adjusted(2)(4)	72.4%	60.7%	62.3%	70.4%	75.1%
Non-interest income to average earning assets	0.60%	0.69%	(1.52)%	0.71%	0.59%
Non-interest income to average earning assets, adjusted(4)	0.60%	0.69%	0.86%	0.71%	0.59%
Non-interest expense to average earning assets	2.75%	2.21%	2.59%	2.65%	2.89%
Non-interest expense to average earning assets, adjusted(4)	2.75%	2.21%	2.52%	2.65%	2.74%
Common equity to total assets	10.0%	10.0%	9.7%	9.6%	9.8%
Tangible common equity to total tangible assets(3)	10.0%	10.0%	9.7%	9.6%	9.8%
Common Equity Tier 1	11.6%	11.4%	11.2%	11.6%	12.4%
Tier 1 capital	13.1%	12.8%	12.6%	13.1%	13.9%
Total capital	15.6%	15.4%	15.2%	15.7%	16.6%
Leverage	11.8%	11.3%	11.4%	12.2%	12.4%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets
Cash and due from banks	$201,504	$176,501	$297,048	$221,727	$167,985
Interest bearing cash and cash equivalents	3,600,969	3,012,307	3,894,537	2,691,352	3,148,157
Available-for-sale debt securities	3,678,378	3,524,686	3,518,662	3,483,231	3,491,510
Held-to-maturity debt securities	779,354	796,168	812,432	831,513	849,283
Equity securities	71,679	75,261	74,426	74,232	73,487
Trading securities	1,808	—	—	—	—
Investment securities	4,531,219	4,396,115	4,405,520	4,388,976	4,414,280
Loans held for sale	—	—	9,022	36,785	37,750
Loans held for investment, mortgage finance	4,725,541	5,215,574	5,529,659	5,078,161	4,153,313
Loans held for investment	17,654,243	17,234,492	16,764,512	16,700,569	16,677,691
Less: Allowance for credit losses on loans	278,379	271,709	273,143	267,297	263,962
Loans held for investment, net	22,101,405	22,178,357	22,021,028	21,511,433	20,567,042
Premises and equipment, net	84,575	85,443	81,577	69,464	49,899
Accrued interest receivable and other assets	854,581	881,664	919,071	933,761	793,976
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$31,375,749	$30,731,883	$31,629,299	$29,854,994	$29,180,585

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,874,780	$7,485,428	$9,070,804	$7,987,715	$8,478,215
Interest bearing deposits	18,178,254	17,753,171	16,794,451	15,830,612	15,475,822
Total deposits	26,053,034	25,238,599	25,865,255	23,818,327	23,954,037
Accrued interest payable	25,270	23,680	18,679	23,841	32,352
Other liabilities	457,150	556,322	696,149	502,228	413,711
Short-term borrowings	750,000	885,000	1,035,000	1,675,000	750,000
Long-term debt	660,521	660,346	660,172	659,997	859,823
Total liabilities	27,945,975	27,363,947	28,275,255	26,679,393	26,009,923

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	517	515	515	515	514
Additional paid-in capital	1,060,028	1,056,719	1,054,614	1,050,114	1,044,669
Retained earnings	2,538,385	2,495,651	2,428,940	2,494,572	2,457,222
Treasury stock(3)	(332,994)	(301,842)	(301,868)	(301,868)	(251,857)
Accumulated other comprehensive loss, net of taxes	(136,162)	(183,107)	(128,157)	(367,732)	(379,886)
Total stockholders’ equity	3,429,774	3,367,936	3,354,044	3,175,601	3,170,662
Total liabilities and stockholders’ equity	$31,375,749	$30,731,883	$31,629,299	$29,854,994	$29,180,585

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	51,707,542	51,520,315	51,494,260	51,474,581	51,420,680
(3) Treasury stock - shares at cost	5,682,609	5,286,503	5,286,503	5,286,503	4,434,405

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)
	Three Months Ended March 31,
	2025	2024
Interest income
Interest and fees on loans	$334,150	$330,879
Investment securities	46,565	32,144
Interest bearing cash and cash equivalents	46,574	54,355
Total interest income	427,289	417,378
Interest expense
Deposits	174,936	175,600
Short-term borrowings	8,246	12,783
Long-term debt	8,073	13,986
Total interest expense	191,255	202,369
Net interest income	236,034	215,009
Provision for credit losses	17,000	19,000
Net interest income after provision for credit losses	219,034	196,009
Non-interest income
Service charges on deposit accounts	7,840	6,339
Wealth management and trust fee income	3,964	3,567
Brokered loan fees	1,949	1,911
Investment banking and advisory fees	16,478	18,424
Trading income	5,939	4,712
Other	8,274	6,366
Total non-interest income	44,444	41,319
Non-interest expense
Salaries and benefits	131,641	128,727
Occupancy expense	10,844	9,737
Marketing	5,009	6,036
Legal and professional	14,989	16,195
Communications and technology	23,642	21,114
Federal Deposit Insurance Corporation insurance assessment	5,341	8,421
Other	11,554	12,163
Total non-interest expense	203,020	202,393
Income before income taxes	60,458	34,935
Income tax expense	13,411	8,793
Net income	47,047	26,142
Preferred stock dividends	4,313	4,313
Net income available to common stockholders	$42,734	$21,829

Basic earnings per common share	$0.93	$0.46
Diluted earnings per common share	$0.92	$0.46

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2025	2024	2024	2024	2024
Allowance for credit losses on loans:
Beginning balance	$271,709	$273,143	$267,297	$263,962	$249,973
Allowance established for acquired purchase credit deterioration loans	—	—	2,579	—	—
Loans charged-off:
Commercial	10,197	14,100	6,120	9,997	7,544
Commercial real estate	500	2,566	262	2,111	3,325
Consumer	—	—	30	—	—
Total charge-offs	10,697	16,666	6,412	12,108	10,869
Recoveries:
Commercial	483	4,562	329	153	105
Commercial real estate	413	18	—	—	—
Consumer	4	15	—	—	—
Total recoveries	900	4,595	329	153	105
Net charge-offs	9,797	12,071	6,083	11,955	10,764
Provision for credit losses on loans	16,467	10,637	9,350	15,290	24,753
Ending balance	$278,379	$271,709	$273,143	$267,297	$263,962

Allowance for off-balance sheet credit losses:
Beginning balance	$53,332	$45,969	$45,319	$40,609	$46,362
Provision for off-balance sheet credit losses	533	7,363	650	4,710	(5,753)
Ending balance	$53,865	$53,332	$45,969	$45,319	$40,609

Total allowance for credit losses	$332,244	$325,041	$319,112	$312,616	$304,571
Total provision for credit losses	$17,000	$18,000	$10,000	$20,000	$19,000

Allowance for credit losses on loans to total loans held for investment	1.24%	1.21%	1.23%	1.23%	1.27%
Allowance for credit losses on loans to average total loans held for investment	1.29%	1.22%	1.24%	1.27%	1.32%
Net charge-offs to average total loans held for investment(1)	0.18%	0.22%	0.11%	0.23%	0.22%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.18%	0.19%	0.20%	0.22%	0.20%
Total provision for credit losses to average total loans held for investment(1)	0.32%	0.32%	0.18%	0.38%	0.38%
Total allowance for credit losses to total loans held for investment	1.48%	1.45%	1.43%	1.44%	1.46%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2025	2024	2024	2024	2024
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$93,565	$111,165	$88,960	$85,021	$92,849
Non-accrual loans held for sale(1)	—	—	—	—	9,250
Other real estate owned	—	—	—	—	—
Total non-performing assets	$93,565	$111,165	$88,960	$85,021	$102,099

Non-accrual loans held for investment to total loans held for investment	0.42%	0.50%	0.40%	0.39%	0.45%
Total non-performing assets to total assets	0.30%	0.36%	0.28%	0.28%	0.35%
Allowance for credit losses on loans to non-accrual loans held for investment	3.0x	2.4x	3.1x	3.1x	2.8x
Total allowance for credit losses to non-accrual loans held for investment	3.6x	2.9x	3.6x	3.7x	3.3x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$791	$4,265	$5,281	$286	$3,674
Loans held for investment past due 90 days to total loans held for investment	—%	0.02%	0.02%	—%	0.02%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$64	$147

CRITICIZED LOANS
Criticized loans	$762,887	$713,951	$897,727	$859,671	$859,539
Criticized loans to total loans held for investment	3.41%	3.18%	4.03%	3.95%	4.13%
Special mention loans	$484,165	$435,626	$579,802	$593,305	$584,528
Special mention loans to total loans held for investment	2.16%	1.94%	2.60%	2.72%	2.81%
(1)    First quarter 2024 includes one non-accrual loan previously reported in loans held for investment that was transferred at fair value to held for sale as of March 31, 2024.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2025	2024	2024	2024	2024
Interest income
Interest and fees on loans	$334,150	$340,388	$361,407	$345,251	$330,879
Investment securities	46,565	44,102	38,389	33,584	32,144
Interest bearing deposits in other banks	46,574	53,081	52,737	43,233	54,355
Total interest income	427,289	437,571	452,533	422,068	417,378
Interest expense
Deposits	174,936	189,061	190,255	181,280	175,600
Short-term borrowings	8,246	10,678	13,784	12,749	12,783
Long-term debt	8,073	8,225	8,392	11,457	13,986
Total interest expense	191,255	207,964	212,431	205,486	202,369
Net interest income	236,034	229,607	240,102	216,582	215,009
Provision for credit losses	17,000	18,000	10,000	20,000	19,000
Net interest income after provision for credit losses	219,034	211,607	230,102	196,582	196,009
Non-interest income
Service charges on deposit accounts	7,840	6,989	6,307	5,911	6,339
Wealth management and trust fee income	3,964	4,009	4,040	3,699	3,567
Brokered loan fees	1,949	2,519	2,400	2,131	1,911
Investment banking and advisory fees	16,478	26,740	34,753	25,048	18,424
Trading income	5,939	5,487	5,786	5,650	4,712
Available-for-sale debt securities losses, net	—	—	(179,581)	—	—
Other	8,274	8,330	11,524	7,985	6,366
Total non-interest income	44,444	54,074	(114,771)	50,424	41,319
Non-interest expense
Salaries and benefits	131,641	97,873	121,138	118,840	128,727
Occupancy expense	10,844	11,926	12,937	10,666	9,737
Marketing	5,009	4,454	5,863	5,996	6,036
Legal and professional	14,989	15,180	11,135	11,273	16,195
Communications and technology	23,642	24,007	25,951	22,013	21,114
Federal Deposit Insurance Corporation insurance assessment	5,341	4,454	4,906	5,570	8,421
Other	11,554	14,265	13,394	14,051	12,163
Total non-interest expense	203,020	172,159	195,324	188,409	202,393
Income/(loss) before income taxes	60,458	93,522	(79,993)	58,597	34,935
Income tax expense/(benefit)	13,411	22,499	(18,674)	16,935	8,793
Net income/(loss)	47,047	71,023	(61,319)	41,662	26,142
Preferred stock dividends	4,313	4,312	4,313	4,312	4,313
Net income/(loss) available to common shareholders	$42,734	$66,711	$(65,632)	$37,350	$21,829

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	1st Quarter 2025			4th Quarter 2024			1st Quarter 2024
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Investment securities(2)	$4,463,876	$46,565	4.10%	$4,504,101	$44,102	3.79%	$4,299,368	$32,144	2.77%
Interest bearing cash and cash equivalents	4,255,796	46,574	4.44%	4,472,772	53,081	4.72%	4,051,627	54,355	5.40%
Loans held for sale	335	2	2.97%	—	—	—%	51,164	1,184	9.31%
Loans held for investment, mortgage finance	3,972,106	38,527	3.93%	5,409,980	50,685	3.73%	3,517,707	31,455	3.60%
Loans held for investment(3)	17,527,070	296,091	6.85%	16,919,925	289,916	6.82%	16,522,089	298,306	7.26%
Less: Allowance for credit losses on loans	272,758	—	—%	272,975	—	—	249,936	—	—%
Loans held for investment, net	21,226,418	334,618	6.39%	22,056,930	340,601	6.14%	19,789,860	329,761	6.70%
Total earning assets	29,946,425	427,759	5.76%	31,033,803	437,784	5.59%	28,192,019	417,444	5.88%
Cash and other assets	1,157,184			1,178,284			1,058,463
Total assets	$31,103,609			$32,212,087			$29,250,482

Liabilities and Stockholders’ Equity
Transaction deposits	$2,163,250	$13,908	2.61%	$2,141,739	$15,403	2.86%	$2,006,493	$16,858	3.38%
Savings deposits	13,357,243	133,577	4.06%	12,932,458	144,393	4.44%	11,409,677	136,790	4.82%
Time deposits	2,329,384	27,451	4.78%	2,331,009	29,265	4.99%	1,719,325	21,952	5.14%
Total interest bearing deposits	17,849,877	174,936	3.97%	17,405,206	189,061	4.32%	15,135,495	175,600	4.67%
Short-term borrowings	751,500	8,246	4.45%	883,326	10,678	4.81%	912,088	12,783	5.64%
Long-term debt	660,445	8,073	4.96%	660,270	8,225	4.96%	859,509	13,986	6.54%
Total interest bearing liabilities	19,261,822	191,255	4.03%	18,948,802	207,964	4.37%	16,907,092	202,369	4.81%
Non-interest bearing deposits	7,875,244			9,319,711			8,637,775
Other liabilities	552,154			522,641			509,286
Stockholders’ equity	3,414,389			3,420,933			3,196,329
Total liabilities and stockholders’ equity	$31,103,609			$32,212,087			$29,250,482
Net interest income		$236,504			$229,820			$215,075
Net interest margin			3.19%			2.93%			3.03%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields on investment securities are calculated using available-for-sale securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest income, adjusted non-interest expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings/(loss) per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about Texas Capital Bancshares, Inc. to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	1st Quarter 2025	4th Quarter 2024	3rd Quarter 2024	2nd Quarter 2024	1st Quarter 2024
Net interest income	$236,034	$229,607	$240,102	$216,582	$215,009

Non-interest income	44,444	54,074	(114,771)	50,424	41,319
Available-for-sale debt securities losses, net	—	—	179,581	—	—
Non-interest income, adjusted	44,444	54,074	64,810	50,424	41,319

Non-interest expense	203,020	172,159	195,324	188,409	202,393
FDIC special assessment	—	—	651	(462)	(3,000)
Restructuring expenses	—	—	(5,923)	—	(2,018)
Legal Settlement	—	—	—	—	(5,000)
Non-interest expense, adjusted	203,020	172,159	190,052	187,947	192,375

Provision for credit losses	17,000	18,000	10,000	20,000	19,000

Income tax expense/(benefit)	13,411	22,499	(18,674)	16,935	8,793
Tax effect of adjustments	—	—	44,880	104	2,262
Income tax expense/(benefit), adjusted	13,411	22,499	26,206	17,039	11,055

Net income/(loss)(1)	$47,047	$71,023	$(61,319)	$41,662	$26,142
Net income/(loss), adjusted(1)	$47,047	$71,023	$78,654	$42,020	$33,898

Preferred stock dividends	4,313	4,312	4,313	4,312	4,313

Net income/(loss) to common stockholders(2)	$42,734	$66,711	$(65,632)	$37,350	$21,829
Net income/(loss) to common stockholders, adjusted(2)	$42,734	$66,711	$74,341	$37,708	$29,585

PPNR(3)	$77,458	$111,522	$(69,993)	$78,597	$53,935
PPNR(3), adjusted	$77,458	$111,522	$114,860	$79,059	$63,953

Weighted average common shares outstanding, diluted	46,616,704	46,770,961	46,608,742	46,872,498	47,711,192
Diluted earnings/(loss) per common share	$0.92	$1.43	$(1.41)	$0.80	$0.46
Diluted earnings/(loss) per common share, adjusted	$0.92	$1.43	$1.59	$0.80	$0.62

Average total assets	$31,103,609	$32,212,087	$31,215,173	$29,750,852	$29,250,482
Return on average assets	0.61%	0.88%	(0.78)%	0.56%	0.36%
Return on average assets, adjusted	0.61%	0.88%	1.00%	0.57%	0.47%

Average common equity	$3,114,389	$3,120,933	$2,945,238	$2,857,661	$2,896,329
Return on average common equity	5.56%	8.50%	(8.87)%	5.26%	3.03%
Return on average common equity, adjusted	5.56%	8.50%	10.04%	5.31%	4.11%

Efficiency ratio(4)	72.4%	60.7%	155.8%	70.6%	79.0%
Efficiency ratio, adjusted(4)	72.4%	60.7%	62.3%	70.4%	75.1%

Average earning assets	$29,946,425	$31,033,803	$29,975,318	$28,573,791	$28,192,019
Non-interest income to average earning assets	0.60%	0.69%	(1.52)%	0.71%	0.59%
Non-interest income to average earning assets, adjusted	0.60%	0.69%	0.86%	0.71%	0.59%
Non-interest expense to average earning assets	2.75%	2.21%	2.59%	2.65%	2.89%
Non-interest expense to average earning assets, adjusted	2.75%	2.21%	2.52%	2.65%	2.74%
(1)     Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense/(benefit). On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense/(benefit), adjusted.
(2)    Net income/(loss), less preferred stock dividends. On an adjusted basis, net income/(loss), adjusted, less preferred stock dividends.
(3)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(4)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.